[LOGO OF                                               The Lincoln National Life
AMERICAN       Shareholder's Advantage                      Insurance Company
LEGACY(R)      American Legacy Shareholder's Advantage     Fort Wayne, Indiana
APPEARS HERE]  is a variable annuity contract.

--------------------------------------------------------------------------------
 Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
               INITIALED BY THE CONTRACT OWNER.
--------------------------------------------------------------------------------
1a Right of Accumulation (If additional space is needed, use Section 12.)
   [_] I own an American Funds mutual fund or American Legacy Variable Annuity, which may entitle me to a reduced sales charge under the terms of the prospectus. My account numbers are: ________________ ___________________

   [_] The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under 21):

   Account no.                         Name                      SSN
   --------------------------------    ------------------------  ---------------

   Account no.                         Name                      SSN
   --------------------------------    ------------------------  ---------------

-----------------------------------------------------------------------------------------------------------------------------------
1b Contract Owner      Note: Maximum age of Contract Owner is 90.
                                                                  Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
   _________________________________________________________
   Full legal name or trust name*                                 Date of birth  [_][_]  [_][_]  [_][_]   [_] Male  [_] Female
                                                                                 Month    Day    Year
   _________________________________________________________
   Street address
                                                                  Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
   _________________________________________________________
   City                        State                 ZIP

   _________________________________________________________      Date of trust*  [_][_]  [_][_]  [_][_]  Is trust revocable?*
   Trustee name*                                                                  Month     Day     Year     [_] Yes     [_] No

                                                                  *This information is required for trusts.
-----------------------------------------------------------------------------------------------------------------------------------
1c Joint Contract Owner           Note: Maximum age of Joint Contract Owner is 90.

                                                                  Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
   _________________________________________________________
   Full legal name                                                Date of birth  [_][_]  [_][_]  [_][_]  [_] Male   [_] Female
                                                                                 Month    Day     Year
                                                                                                         [_] Spouse [_] Non-Spouse
-----------------------------------------------------------------------------------------------------------------------------------
2a Annuitant Note: Maximum age of Annuitant is 90.                (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)

                                                                  Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
   _________________________________________________________
   Full legal name or trust name*                                 Date of birth  [_][_]  [_][_]  [_][_]   [_] Male  [_] Female
                                                                                 Month    Day    Year
   _________________________________________________________
   Street address
                                                                  Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
   _________________________________________________________
   City                        State                 ZIP
-----------------------------------------------------------------------------------------------------------------------------------
2b Contingent Annuitant              Note: Maximum age of Contingent Annuitant is 90.

                                                                  Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
   _________________________________________________________
   Full legal name
-----------------------------------------------------------------------------------------------------------------------------------
3  Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

   _________________________________________________________      _________________________________    _________________   -------%
   Primary: Full legal name or trust name*                        Relationship to Contract Owner       SSN/TIN
   _________________________________________________________      _________________________________    _________________   -------%
   Primary: Full legal name                                       Relationship to Contract Owner       SSN/TIN
   _________________________________________________________      _________________________________    _________________   -------%
   Contingent: Full legal name or trust name                      Relationship to Contract Owner       SSN/TIN

   _________________________________________________________      Date of trust* [_][_]  [_][_]  [_][_]    Is trust revocable?*
   Executor/Trustee name*                                                        Month     Day     Year    [_] Yes       [_] No
                                                                  *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).
-----------------------------------------------------------------------------------------------------------------------------------
4  Type of American Legacy Contract
   Nonqualified:  [_] Initial Contribution OR   [_] 1035 Exchange
   Tax-Qualified (must complete plan type):     [_] Initial Contribution, Tax Year______ OR    [_] Transfer OR   [_] Rollover
   Plan Type (check one): [_] Roth IRA  [_] Traditional IRA  [_] Non-ERISA 403(b)* (transfers only)  *Indicate plan year-end:
                                                                                                      [_][_]  [_][_]
                                                                                                      Month     Day

--------------------------------------------------------------------------------
5a   Allocation (This section must be completed.)

     Initial minimums:
        Nonqualified/403(b)   $1,500   Qualified $300

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

     If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund pending instructions from the Contract Owner.

--------------------------------------------------------------------------
     Please allocate my contribution of:

     $ _________________________  OR      $ ____________________________
       Initial contribution                 Approximate amount
                                            from previous carrier
--------------------------------------------------------------------------
     INTO THE FUND(S) BELOW
--------------------------------------------------------------------------
     Use whole percentages

     ________% Global Growth Fund

     ________% Global Small Capitalization Fund

     ________% Growth Fund

     ________% International Fund

     ________% New World Fund

     ________% Growth-income Fund

     ________% Asset Allocation Fund

     ________% High-Yield Bond Fund

     ________% Bond Fund

     ________% U.S. Govt./AAA-Rated Securities Fund

     ________% Cash Management Fund

               Guaranteed Interest Account Periods:
          ____% 1 year  ____% 3 years ____% 5 years
          ____% 7 years ____% 10 years
          ____% Other (if currently available)

      ______% DCA Fixed Account (must complete 5b)

      ======% Total (must = 100%)
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
5b   Dollar Cost Averaging (Complete only if electing DCA.)

     $1,500 minimum required in the Holding Account

     --------------------------------------------------------------------
     Total amount to DCA:        $ __________________

              OR

     MONTHLY amount to DCA:      $ __________________
     --------------------------------------------------------------------

     OVER THE FOLLOWING PERIOD:    __________________
                                      MONTHS (6-60)

     --------------------------------------------------------------------
     FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     [_]  DCA Fixed Account
     [_]  Cash Management Fund*
     [_]  U.S. Govt./AAA-Rated Securities Fund*
     --------------------------------------------------------------------
     INTO THE FUND(S) BELOW
     --------------------------------------------------------------------
     Use whole percentages                      *The DCA Holding Account
                                                The DCA fund elected
                                                cannot be the same.
     ________% Global Growth Fund

     ________% Global Small Capitalization Fund

     ________% Growth Fund

     ________% International Fund

     ________% New World Fund

     ________% Growth-income Fund

     ________% Asset Allocation Fund

     ________% High-Yield Bond Fund

     ________% Bond Fund

     ________% U.S. Govt./AAA-Rated Securities Fund

     ________% Cash Management Fund

               Guaranteed Interest Account Periods:
          ____% 1 year  ____% 3 years ____% 5 years
          ____% 7 years ____% 10 years
          ____% Other (if currently available)

     =========% Total (must = 100%)

     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
5C   Cross-Reinvestment or Portfolio Rebalancing
     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).
--------------------------------------------------------------------------------
6    Automatic Withdrawal $10,000 minimum account balance required.

  ---------------------------------------------------------------------------

     [_]  Please provide me with automatic withdrawals of $ ______________

     [_] Monthly  [_] Quarterly   [_] Semiannually  [_] Annually

     [_] Begin withdrawals in  [__]       [__]
                               Month      Year
  ---------------------------------------------------------------------------

     ELECT ONE:  [_] Do withhold taxes      [_] Do not withhold taxes

     ELECT ONE:  [_] Send check to address of record     OR   [_] Send check
                 to the following alternate address:

     Note: If no tax withholding selection is made, taxes will be withheld.

     For direct deposit into your bank account, an electronic fund transfer form must be completed and submitted with a voided check.

________________________________________________________________________________
________________________________________________________________________________
7  Automatic Bank Draft

   _____________________________________________________________________________
   Print account holder name(s) EXACTLY as shown on bank records

   _________________________________________________________ ATTACH VOIDED CHECK
   Bank name                                  ABA number

   _____________________________________________________________________________
   Bank street address              City               State                ZIP

   Automatic bank draft start date:  [__]     [__]      [__]   _______________________   $_______________
                                     Month  Day (1-28)  Year   Checking account number    Monthly amount

   I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

________________________________________________________________________________
________________________________________________________________________________
8  Telephone Transfer (Check box if this option is desired.)

   [_] I/We hereby authorize and direct Lincoln Life to accept telephone instructions from any person who can furnish proper identification to exchange units from subaccount to subaccount and/or change the allocation of future investments. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

________________________________________________________________________________
________________________________________________________________________________
9  Replacement  Will the proposed contract replace any existing annuity or life insurance contract?

   ELECT ONE:  [_] No   [_] Yes   If yes, complete the 1035 Exchange or
                                  Qualified Retirement Account Transfer form.

   (Attach a replacement form if required by the state in which the application is signed.)

   _____________________________________________________________________________

   Company name

   _____________________________________________________________________________

   Plan name                                                   Year issued

________________________________________________________________________________
   Fraud Warning: Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

________________________________________________________________________________
10 Signatures

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III and American Variable Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

   _____________________________________________________________________

   Signed at (city)             State                                    Date     [__]     [__]   [__]
                                                                                  Month    Day    Year
   ___________________________  ________________________________________
   Signature of Contract Owner  Joint Contract Owner (if applicable)

   _____________________________________________________________________
   Signed at (city)             State                                    Date     [__]     [__]   [__]
                                                                                  Month    Day    Year

________________________________________________________________________________
   Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian)

________________________________________________________________________________
             FINANCIAL ADVISER MUST COMPLETE REVERSE SIDE (PAGE 4)
________________________________________________________________________________

--------------------------------------------------------------------------------
   THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
--------------------------------------------------------------------------------
11 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

   ELECT ONE: [_] No   [_] Yes   If yes, please list the insurance in force on
                                 the life of the proposed Contract Owner(s) and Annuitant(s):

   (Attach a state replacement form if required by the state in which the application was signed.)

                                                                    $
   _____________________________________________________________________________
   Company name                                   Year issued        Amount
--------------------------------------------------------------------------------
12 Additional Remarks

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

   _____________________________________________________________________________

--------------------------------------------------------------------------------
13 Dealer Information   Note: Licensing appointment with Lincoln Life is
                              required for this application to be processed.
                              If more than one representative, please indicate names and percentages in Section 12.

   _____________________________________________________________________________  [_][_][_] [_][_][_]-[_][_][_][_]
   Registered representative's name (print as it appears on NASD licensing)       Registered representative's telephone number

   _____________________________________________________________________________  [_][_][_]-[_][_]-[_][_][_][_]
   Client account number at dealer (if applicable)                                Registered representative's SSN

   _____________________________________________________________________________
   Dealer's name

   _____________________________________________________________________________
   Branch address           City                   State                    ZIP

   [_] CHECK IF BROKER CHANGE OF ADDRESS

--------------------------------------------------------------------------------
14 Representative's Signature
   The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

   _____________________________________________________________________________
   Signature
--------------------------------------------------------------------------------








________________________________________________________________________________
            Send completed application - with a check made payable to Lincoln
[LOGO OF    Life - to your investment dealer's home office or to:
AMERICAN
LEGACY      Lincoln Life            By Express Mail:  Lincoln Life
APPEARS     P.O. Box 2348                             Attention: American Legacy
HERE]       Fort Wayne, IN 46801-2348                    Operations
                                                      1300 South Clinton Street
                                                      Fort Wayne, IN 46802